UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):              December 12, 2006

XO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30900	54-1983517
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

11111 Sunset Hills Road
Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code:            703-547-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Reference is made to the disclosure set forth in the current report on Form 8-K filed by XO Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”), on November 14, 2006 with respect to litigation with Allegiance Telecom Liquidating Trust (“ATLT”).

On December 12, 2006, the bankruptcy judge entered an order and a corrected memorandum decision that requires the Company to immediately pay to ATLT $7,956,087, together with interest, on account of the receivables and management fee disputes, and requires ATLT to immediately pay to the Company $2,817,844, together with interest, on account of the disputed liabilities true-up dispute.  On December 22, 2006, the Company filed a motion to amend or clarify the December 12, 2006 order and the findings in the corrected memorandum decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.

By:	/s/ Gregory Freiberg
Name:	Gregory Freiberg
Title:	Senior Vice President and Chief Financial Officer

Date:  January 5, 2007